The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CENTEX HOME EQUITY LOAN TRUST 2005-B

01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	58,782,015
Total Original Balance:	58,810,347

Number Of Loans:	371

			Minimum	Maximum
Average Current Balance:	$158,442.09		$27,500.00	$577,382.62
Average Original Balance:	$158,518.46		$27,500.00	$577,900.00
Average Appraisal Value:	$191,561.20		$40,000.00	$718,000.00
Average Purchase Price:	$188,554.68		$32,500.00	$718,000.00
Average Collateral Value:	$188,495.22		$32,500.00	$718,000.00

Weighted Average Gross Coupon:	6.756%		5.500	10.200%

Weighted Average Gross Margin:	5.895%		4.200	9.160%
Weighted Average Initial Rate Cap:	2.560%		2.000	3.000%
Weighted Average Period Rate Cap:	1.244%		1.000	1.500%
Weighted Average Minimum Rate:	6.720%		5.500	9.960%
Weighted Average Maximum Rate:	13.720%		12.500	16.960%

Weighted Average Initial Reset Frequency:	27	months	24	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	26.08	months	20.00	36.00	months

Weighted Average Combined Orig Ltv:	84.38%		70.00	92.70%

Weighted Average Fico Score:	629		513	798

Weighted Average Back-End Ratio:	43.08%		7.86	69.64%

Weighted Average Orig Amort Term:	360.00	months	360.00	360.00	months
Weighted Average Original Term:	360.00	months	360.00	360.00	months
Weighted Average Remaining Term:	359.24	months	356.00	360.00	months
Weighted Average Seasoning:	0.76	months	0.00	4.00	months

Weighted Average Prepay Term:	27.63	months	0.00	36.00	months

Top State Concentrations ($):	14.94 % Texas, 14.36 % California, 11.76 % Florida
Maximum Zip Code Concentration ($):	2.82% 95648 (Lincoln, CA)

First Pay Date:			Oct 01, 2004	Mar 01, 2005
Paid To Date:			Dec 06, 2004	Jan 31, 2005
Mature Date:			Sep 01, 2034	Feb 01, 2035
1St Rate Adj Date:			Sep 01, 2006	Feb 01, 2008
Next Rate Adj Date:			Sep 01, 2006	Feb 01, 2008

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 MO LIBOR	173	22,840,760.15	38.86
2/28 ARM I/O	81	20,066,840.08	34.14
3/27 6 MO LIBOR	48	6,688,497.61	11.38
3/27 ARM I/O	39	6,622,000.46	11.27
Fixed Rate	30	2,563,916.43	4.36
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	254	42,907,600.23	72.99
3/27 6 Mo LIBOR ARM	87	13,310,498.07	22.64
Fixed Rate	30	2,563,916.43	4.36
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	341	56,218,098.30	95.64
Fixed Rate	30	2,563,916.43	4.36
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Silent Second	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
27,500 - 50,000	9	348,371.73	0.59
50,001 - 100,000	101	7,754,350.91	13.19
100,001 - 150,000	117	14,431,854.81	24.55
150,001 - 200,000	53	8,965,865.35	15.25
200,001 - 250,000	29	6,396,153.52	10.88
250,001 - 300,000	22	6,090,135.38	10.36
300,001 - 350,000	19	6,139,460.77	10.44
350,001 - 400,000	12	4,469,584.64	7.60
400,001 - 450,000	5	2,129,527.00	3.62
450,001 - 500,000	2	963,344.00	1.64
500,001 - 550,000	1	515,984.00	0.88
550,001 - 577,900	1	577,382.62	0.98
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
27,500 - 50,000	9	348,371.73	0.59
50,001 - 100,000	101	7,754,350.91	13.19
100,001 - 150,000	117	14,431,854.81	24.55
150,001 - 200,000	53	8,965,865.35	15.25
200,001 - 250,000	29	6,396,153.52	10.88
250,001 - 300,000	22	6,090,135.38	10.36
300,001 - 350,000	19	6,139,460.77	10.44
350,001 - 400,000	12	4,469,584.64	7.60
400,001 - 450,000	5	2,129,527.00	3.62
450,001 - 500,000	2	963,344.00	1.64
500,001 - 550,000	1	515,984.00	0.88
550,001 - 577,383	1	577,382.62	0.98
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 5.500	10	1,931,216.79	3.29
5.501 - 6.000	43	8,768,397.89	14.92
6.001 - 6.500	93	16,650,078.03	28.33
6.501 - 7.000	85	13,341,919.42	22.70
7.001 - 7.500	60	8,521,280.97	14.50
7.501 - 8.000	42	5,012,478.13	8.53
8.001 - 8.500	26	3,287,474.97	5.59
8.501 - 9.000	9	1,010,264.17	1.72
9.001 - 9.500	1	98,175.00	0.17
9.501 - 10.000	1	110,750.56	0.19
10.001 - 10.200	1	49,978.80	0.09
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.200 - 5.000	38	7,596,081.62	13.51
5.001 - 6.000	156	26,481,269.57	47.10
6.001 - 7.000	106	16,510,893.72	29.37
7.001 - 8.000	37	5,247,944.61	9.33
8.001 - 9.000	3	271,158.22	0.48
9.001 - 9.160	1	110,750.56	0.20
Total	341	56,218,098.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 6.000	53	10,699,614.68	19.03
6.001 - 7.000	170	29,063,369.48	51.70
7.001 - 8.000	88	12,532,404.75	22.29
8.001 - 9.000	28	3,713,783.83	6.61
9.001 - 9.960	2	208,925.56	0.37
Total	341	56,218,098.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.500 - 13.000	53	10,699,614.68	19.03
13.001 - 14.000	170	29,063,369.48	51.70
14.001 - 15.000	88	12,532,404.75	22.29
15.001 - 16.000	28	3,713,783.83	6.61
16.001 - 16.960	2	208,925.56	0.37
Total	341	56,218,098.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000	189	24,732,293.86	43.99
3.000	152	31,485,804.44	56.01
Total	341	56,218,098.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	218	28,825,888.07	51.28
1.500	123	27,392,210.23	48.72
Total	341	56,218,098.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	341	56,218,098.30	100.00
Total	341	56,218,098.30	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
356 - 360	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	165	27,360,307.46	46.55
1 - 4	206	31,421,707.27	53.45
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
70.00 - 70.00	1	34,999.00	0.06
70.01 - 75.00	1	178,212.87	0.30
75.01 - 80.00	193	30,484,027.60	51.86
80.01 - 85.00	19	2,999,362.13	5.10
85.01 - 90.00	153	24,268,656.33	41.29
90.01 - 92.70	4	816,756.80	1.39
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.86 - 10.00	1	52,010.84	0.09
15.01 - 20.00	3	235,332.73	0.40
20.01 - 25.00	13	1,740,267.89	2.96
25.01 - 30.00	22	3,013,256.37	5.13
30.01 - 35.00	37	4,666,270.38	7.94
35.01 - 40.00	46	7,772,747.49	13.22
40.01 - 45.00	74	11,554,037.61	19.66
45.01 - 50.00	126	19,439,258.77	33.07
50.01 - 55.00	46	9,971,509.23	16.96
55.01 - 60.00	2	260,488.00	0.44
65.01 - 69.64	1	76,835.42	0.13
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
513 - 525	5	524,876.82	0.89
526 - 550	12	2,042,709.32	3.48
551 - 575	31	4,149,666.26	7.06
576 - 600	69	9,830,581.11	16.72
601 - 625	77	12,393,683.63	21.08
626 - 650	67	11,414,829.61	19.42
651 - 675	53	9,937,805.77	16.91
676 - 700	24	3,897,210.80	6.63
701 - 725	19	2,666,028.51	4.54
726 - 750	7	824,481.94	1.40
751 - 775	3	379,067.51	0.64
776 - 798	4	721,073.45	1.23
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	203	32,327,639.13	55.00
No Prepayment Penalty	168	26,454,375.60	45.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	168	26,454,375.60	45.00
12	12	2,474,224.13	4.21
24	105	17,598,846.65	29.94
36	86	12,254,568.35	20.85
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	233	31,820,952.77	54.13
PUD	114	23,325,027.19	39.68
Condominium	19	2,741,686.65	4.66
Townhouse	2	465,555.00	0.79
Manufactured Housing	3	428,793.12	0.73
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	251	32,093,174.19	54.60
Y	120	26,688,840.54	45.40
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	251	32,093,174.19	54.60
24	2	337,293.48	0.57
60	118	26,351,547.06	44.83
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	371	58,782,014.73	100.00
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	342	53,814,410.87	91.55
Stated Documentation	28	4,875,679.43	8.29
Limited Documentation	1	91,924.43	0.16
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	359	57,134,156.58	97.20
B	9	1,211,237.64	2.06
C	3	436,620.51	0.74
Total	371	58,782,014.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	20	3,511,266.52	5.97
California	24	8,438,946.44	14.36
Colorado	7	1,454,980.43	2.48
Florida	41	6,912,879.10	11.76
Georgia	16	2,574,121.50	4.38
Idaho	3	247,238.68	0.42
Illinois	8	1,199,408.10	2.04
Indiana	8	922,160.67	1.57
Kansas	5	424,936.61	0.72
Kentucky	6	597,507.44	1.02
Louisiana	5	426,309.20	0.73
Maryland	4	1,204,622.01	2.05
Massachusetts	1	84,000.00	0.14
Michigan	4	494,563.48	0.84
Minnesota	1	151,200.00	0.26
Mississippi	2	182,051.58	0.31
Missouri	10	764,978.87	1.30
Montana	1	101,205.88	0.17
Nebraska	4	501,560.00	0.85
Nevada	13	3,436,633.45	5.85
New Hampshire	1	138,400.00	0.24
New Mexico	8	1,121,548.00	1.91
New York	2	551,615.72	0.94
North Carolina	17	2,660,353.43	4.53
Ohio	25	3,965,009.04	6.75
Oklahoma	6	443,700.26	0.75
Oregon	1	177,600.00	0.30
Pennsylvania	4	358,432.92	0.61
Rhode Island	1	167,200.00	0.28
South Carolina	11	1,469,376.55	2.50
Tennessee	17	1,955,287.68	3.33
Texas	73	8,781,094.07	14.94
Utah	8	1,352,788.74	2.30
Virginia	5	835,177.38	1.42
Washington	6	834,711.59	1.42
West Virginia	1	143,920.00	0.24
Wisconsin	2	195,229.39	0.33
Total	371	58,782,014.73	100.00